
OAKWOOD MORTGAGE INVESTORS, INC. 2000-C                                                 REPORT DATE:    11/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                    POOL REPORT #         2
REMITTANCE REPORT                                                                       Page 1 of 6
REPORTING MONTH:                       Oct-00


                                              Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                    Ending
Principal              Scheduled            Prepaid              Liquidated       Pre-Funding                Principal
Balance                Principal            Principal            Principal                                   Balance
---------------------------------------------------------------------------------------------------------------------------------
198,526,810.23         (463,548.28)         (4,339,327.88)       0.00             64,416,537.52              258,140,471.59
=================================================================================================================================

Scheduled                                   Scheduled                             Amount
Gross                  Servicing            Pass Thru            Liquidation      Available for               Total
Interest               Fee                  Interest             Proceeds         Distribution                Distribution
------------------------------------------------------------------------------------------------------------------------------------

2,547,510.24           215,725.05           2,331,785.19         0.00             0.00    7,350,386.40        0.00    7,350,386.40
====================================================================================================================================


                              Pre-Funding Account
--------------------------------------------------------------------------------
Beginning Principal      Principal                              Ending Principal
Balance                  Deposit          Distribution          Balance
--------------------------------------------------------------------------------


64,416,658.00            0.00             64,416,658.00         0.00
================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------



Beginning          Recovered          Current            Ending
Balance            Advances           Advances           Balance
--------------------------------------------------------------------------------
418,177.25         -418,177.25        428,828.00         428,828.00
================================================================================


                                                        Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

       Beginning                          Deposits                                            Investment              Ending
        Balance               Principal            Interest           Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------
       3,090,263.59       4,679,234.37          1,597,244.80        (5,573,124.40)             12,758.05          3,806,376.41
====================================================================================================================================


                           Capitalized Interest Account
--------------------------------------------------------------------------------
Beginning                                                    Ending
Balance                  Deposit            Withdraw         Balance
--------------------------------------------------------------------------------

788,451.61               0.00               0.00             788,451.61
================================================================================

                                                  REPORT DATE:           11/7/00
OAKWOOD MORTGAGE INVESTORS, INC. 2000-C           POOL REPORT #          2
OAKWOOD ACCEPTANCE CORP. -  SERVICER              Page 2 of 6
REMITTANCE REPORT
REPORTING MONTH:                                       October-00



Class B Crossover Test                                                                  Test Met?
-----------------------------------------------------------------                       ---------
(a) Remittance date on or after April 2005                                              N


(b) Average 60 day Delinquency rate <=              5.5%                                #DIV/0!




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Apr. 2005 - Sept. 2006              7%                                     N
                Oct. 2006 - Sept. 2007              8%                                     N
                Oct. 2007 - Mar. 2009               9.5%                                   N
                April 2009 and After                10.5%                                  N


(e) Current realized loss ratio <=                  3.00%                                  Y

(f) Does subordinated cert. percentage equal or
     exceed                                         56.840%
     of stated scheduled pool balance

                Beginning M balances                              41,323,000.00

                Beginning B balances                              27,993,000.00

                Overcollateralization                              7,997,938.14
                                                                 ---------------
                                                                  77,313,938.14
                Divided by beginning pool
                balance                                          198,526,810.23
                                                                 ---------------
                                                                        38.944%            N
                                                                 ===============

      Average 60 day delinquency ratio:

                            Over 60s           Pool Balance           %
                          ------------------------------------------------------

   Current Mo                  368,873.43         258,140,471.59       0.14%
   1st Preceding Mo             90,897.15         198,526,810.23       0.05%
   2nd Preceding Mo                  0.00                   0.00      #DIV/0!
                                                      Divided by           3
                                                                    ------------
                                                                      #DIV/0!
                                                                    ============












   Cumulative loss ratio:

                           Cumulative losses                   0.00
                                             -----------------------
   Divided by Initial Certificate Principal          266,597,938.14      0.000%
                                                                     ============


   Current realized loss ratio:

                                 Liquidation               Pool
                                      Losses              Balance
                                   ----------------------------------
            Current Mo               0.00             198,526,810.23
            1st Preceding Mo         0.00             202,181,280.46
            2nd Preceding Mo         0.00                       0.00
                                   ----------------------------------
                                     0.00             133,569,363.56
                                                                         0.000%
                                                                     ============


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT                                                                                  REPORT DATE:              11/7/00
REPORTING MONTH:                                           Oct-00                                  POOL REPORT #             2
                                                                                                   Page 3 of 6


                                                                            Delinquency Analysis

                                                      31 to 59 days                   60 to 89 days             90 days and Over
                     No. of     Principal                        Principal                  Principal                  Principal
                     Loans      Balance              #           Balance           #        Balance           #        Balance
                     ---------------------------------------------------------------------------------------------------------------
Excluding Repos      7,277       257,957,821.82      96          2,196,435.44      14       320,973.61        0              0.00

          Repos          7           182,649.77       4            134,749.95       2        20,509.74        1         27,390.08
                     ---------------------------------------------------------------------------------------------------------------

          Total      7,284       258,140,471.59     100          2,331,185.39      16       341,483.35        1         27,390.08
                     ===============================================================================================================


                                                                                 Repossession Analysis
                                                    Active Repos            Reversal             Current Month          Cumulative
                       Total Delinq.                Outstanding           (Redemption)           Repos                     Repos
                                Principal                Principal             Principal         Principal                 Principal
                      #         Balance           #      Balance         #      Balance     #    Balance               #   Balance
                     ---------------------------------------------------------------------------------------------------------------
Excluding Repos       110       2,517,409.05      7      182,649.77      0      0.00        7    182,649.77            7  182,649.77

          Repos         7         182,649.77
                     ------------------------

          Total       117       2,700,058.82
                     ========================

                     1.6%              1.05%
                     ========================


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                                   Oct-00                     REPORT DATE:                   11/7/00
                                                                                              POOL REPORT #        2
REPOSSESSION LIQUIDATION REPORT
                                                                                              Page 4 of 6


                        Liquidated                                                                            Net
Account    Customer     Principal          Sales           Insur.          Total         Repossession     Liquidation      Unrecov.
Number       Name        Balance          Proceeds        Refunds         Proceeds         Expenses        Proceeds        Advances
------------------------------------------------------------------------------------------------------------------------------------
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                                                                           0.00                              0.00
                     ---------------------------------------------------------------------------------------------------------------
                          0.00             0.00           0.00             0.00             0.00             0.00             0.00
                     ===============================================================================================================


                          Net           Current
    FHA Insurance      Pass Thru       Period Net         Cumulative
      Coverage         Proceeds       Gain/(Loss)      Gain/(Loss)
--------------------------------------------------------------------
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
         0.00             0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
                          0.00             0.00
------------------------------------------------
         0.00             0.00             0.00              0.00
==================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C                                              REPORT DATE:               11/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                 POOL REPORT #          2
REMITTANCE REPORT
REPORTING MONTH:                 Oct-00                                                                     Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                      Beginning              Beginning
Senior                         Original Certificate  Certificate        Principal Shortfall   Current Principal       Current
Certificates                         Balance           Balance              Carry-Over               Due           Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
A-1                                  189,284,000.00     185,623,611.32           0.00               4,802,876.16       4,802,876.16


                               -----------------------------------------------------------------------------------------------------
Total Certificate Principal
     Bal.                            189,284,000.00     185,623,611.32           0.00               4,802,876.16       4,802,876.16
                               =====================================================================================================


                                                   Accelerated
                            Ending Principal        Principal           Ending                               Principal Paid
Senior                      Shortfall Carry-       Distribution      Certificate                               Per $1,000
Certificates                      Over                Amount           Balance                Pool Factor     Denomination
---------------------------------------------------------------------------------------
A-1                                0.00           602,794.79        180,217,940.37            95.21034%          28.55852


                               -----------------------------------------------------------
Total Certificate Principal
     Bal.                          0.00           602,794.79        180,217,940.37
                               ===========================================================


                                                         Beginning            Beginning
Subordinate                    Original Certificate     Certificate     Principal Shortfall   Current Principal          Current
Certificates                           Balance            Balance           Carry-Over                Due             Principal Paid
                               -----------------------------------------------------------------------------------------------------

M-1                                   26,660,000.00      26,660,000.00                  0.00                 0.00               0.00
M-1 Outstanding Writedown                                         0.00

M-2                                   14,663,000.00      14,663,000.00                  0.00                 0.00               0.00
M-2 Outstanding Writedown                                         0.00

B-1                                   13,330,000.00      13,330,000.00                  0.00                 0.00               0.00
B-1 Outstanding Writedown                                         0.00

B-2                                   14,663,000.00      14,663,000.00                  0.00                 0.00               0.00
B-2 Outstanding Writedown                                         0.00

Excess Asset Principal
     Balance                           7,997,938.14       8,003,856.91
                               -----------------------------------------------------------------------------------------------------

Total Excluding Writedown
     Balances                         77,313,938.14      77,319,856.91                  0.00                 0.00               0.00
                               =====================================================================================================

All Certificates Excluding
     Writedown Balances               266,597,938.14     262,943,468.23                 0.00         4,802,876.16       4,802,876.16
                               =====================================================================================================



                                                                      Accelerated
                                  Ending Principal      Current        Principal     Ending                          Principal Paid
Subordinate                       Shortfall Carry-     Writedown/     Distribution  Certificate                        Per $1,000
Certificates                            Over           (Writeup)        Amount        Balance          Pool Factor    Denomination
                            -------------------------------------------------------------------------

M-1                                       0.00             0.00                        26,660,000.00    100.00000%       0.00000
M-1 Outstanding Writedown                                  0.00                                 0.00

M-2                                       0.00             0.00                        14,663,000.00    100.00000%       0.00000
M-2 Outstanding Writedown                                  0.00                                 0.00

B-1                                       0.00             0.00                        13,330,000.00    100.00000%       0.00000
B-1 Outstanding Writedown                                  0.00                                 0.00

B-2                                       0.00             0.00                        14,663,000.00    100.00000%       0.00000
B-2 Outstanding Writedown                                  0.00                                 0.00

Excess Asset Principal
     Balance                                                           (602,674.31)     8,606,531.22
                            -----------------------------------------------------------------------------------------------------

Total Excluding Writedown
     Balances                             0.00             0.00        (602,674.31)    77,922,531.22
                            =========================================================================

All Certificates Excluding
     Writedown Balances                   0.00             0.00             120.48    258,140,471.59
                            =========================================================================



OAKWOOD MORTGAGE INVESTORS, INC. 2000-C                                                              REPORT DATE:            11/7/00
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 POOL REPORT #           2
REMITTANCE REPORT
REPORTING MO. MONTH                                 Oct-00                                           Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                              Current
                   Pass         Beginning Carry-                             Carry-Over                              Ending
Senior            Through        Over Priority        Current Priority    Priority Interest                        Carry-Over
Certificates       Rate         Interest Balance      Interest Accrual         Accrual           Paid                Balance
                  ------------------------------------------------------------------------------------------------------------------
A-1                  7.7200%                   0.00          1,194,178.57              0.00      1,194,178.57                  0.00








                             -------------------------------------------------------------------------------------------------------

Total                                          0.00          1,194,178.57              0.00      1,194,178.57                  0.00
                             =======================================================================================================


                   Interest
                    Paid Per
Senior                1000               Total Class
Certificates      Denomination          Distribution
                 -----------------------------------------
A-1                         6.30893          6,599,849.52


                                   ----------------------

Total                                        6,599,849.52
                                   ======================
                                                                               Current                                   Ending
                   Pass         Beginning Carry-                             Carry-Over                                Carry-Over
Subordinate       Through        Over Priority        Current Priority    Priority Interest   Priority Interest    Priority Interest
Certificates       Rate         Interest Balance      Interest Accured         Accured               Paid                Balance
                  ------------------------------------------------------------------------------------------------------------------

M-1                  8.4900%                   0.00            188,619.50              0.00        188,619.50                  0.00


M-2                  8.9000%                   0.00            108,750.58              0.00        108,750.58                  0.00


B-1                  9.4200%                   0.00            104,640.50              0.00        104,640.50                  0.00

B-2                 10.5000%                   0.00            128,301.25              0.00        128,301.25                  0.00

X                                          5,918.77            602,794.79              0.00              0.00            608,713.56

R                                              0.00                  0.00              0.00              0.00                  0.00

Service Fee          1.0000%                   0.00            215,725.05              0.00        215,725.05                  0.00

Current Trustee
     Fees                                                                                            4,500.00

                             -------------------------------------------------------------------------------------------------------
Total                                      5,918.77          1,348,831.67              0.00        750,536.88            608,713.56
                             =======================================================================================================

 All Certificates                          5,918.77          2,543,010.24              0.00         1,944,715.45         608,713.56
                             =======================================================================================================




                     Beginning                          Current                           Ending         Interest
                    Carry-Over         Current        Carry-Over                        Carry-Over       Paid Per
Subordinate          Writedown        Writedown        Writedown        Writedown       Writedown          1000         Total Class
Certificates       Int. Balance     Int. Accrued     Int. Accrued     Interest Paid    Int. Balance    Denomination    Distribution
                   ----------------------------------------------------------------------------------------------------------------

M-1                         0.00             0.00             0.00              0.00          0.00          7.07500      188,619.50


M-2                         0.00             0.00             0.00              0.00          0.00          7.41667      108,750.58


B-1                         0.00             0.00             0.00              0.00          0.00          7.85000      104,640.50

B-2                         0.00             0.00             0.00              0.00          0.00          8.75000      128,301.25

X                                                                                                                              0.00

R                                                                                                                              0.00

Service Fee                                                                                                              215,725.05

Current Trustee
     Fees                                                                                                                  4,500.00

                   --------------------------------------------------------------------------------                 ---------------
Total                       0.00             0.00             0.00              0.00          0.00                       750,536.88
                   ================================================================================                 ===============

 All Certificates           0.00             0.00             0.00              0.00          0.00                     7,350,386.40
                   ===================================================================================              ===============

                                                  Cumulative X Interest Shortfall                                        608,713.56
                                                  Cumulative Accelerated Prin. Disb.                                    (608,593.08)